[MFS LOGO]

Semiannual Report
May 31, 1997

MFS[R] Emerging Growth Fund

[GRAPHIC] MAN & WOMAN IN WINDOW

Table of Contents


Letter from the Chairman  ..................................................  1
Portfolio Manager's Overview    ............................................  2
Portfolio Manager's Profile  ...............................................  4
Fund Facts    ..............................................................  5
Performance Summary    .....................................................  5
Portfolio Concentration   ..................................................  7
Portfolio of Investments  ..................................................  8
Financial Statements   ..................................................... 21
Notes to Financial Statements   ............................................ 29
Trustees and Officers  ..................................................... 37




[shaded box]

Highlights

[bullet] For the six months ended May 31, 1997, Class A shares of the Fund provided a total return at net asset value of 4.31%, Class B shares 3.94%, Class C shares 3.96%, and Class I shares 5.60%.

[bullet] The Fund's performance was hampered by the underperformance of small, rapidly growing companies, at a time when the Russell 2000 Total Return Index (the Russell 2000) had the largest one-year underperformance of that index relative to the Standard & Poor's 500 Composite Index since the Russell 2000 began.

[bullet] Several technology companies, including software companies such as Compuware, Altera, BMC Software, and Microwarehouse, have been strong performers for the Fund.

[bullet] Above-average earnings growth in 1997 is expected for the computer software, health care, and consumer industries, three sectors that make up the largest weightings in the Fund.

Letter from the Chairman

[PICTURE A. KEITH BRODKIN]

Dear Shareholders:

After more than six years of expansion, the U.S. economy is experiencing another year of growth in 1997, although a few signs point to the possibility of a modest rise in inflation during the year. On the positive side, the pattern of moderate growth and inflation set over the past few years now seems fairly well entrenched in the economy and, short of a major international or domestic crisis, appears to have enough momen- tum to remain on track for some time. The U.S. economy exhibited a great deal of strength in the first quarter of 1997, growing at an annualized rate of 5.8%. This pace would clearly lead to inflationary pressures were it to continue, as could the ongoing tightness in the labor market. Moreover, there is reason for caution as a result of the continuing high level of consumer debt and rising personal bankruptcies. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% to 2-1/2% in 1997, with the strength of the first quarter moderating as we move through the balance of the year.

We continue to urge U.S. equity investors to remain cautious for 1997. Just as the slowdown in corporate earnings growth and the increases in interest rates in 1996 raised some near-term concerns, further interest-rate increases and the fear of an acceleration of inflation have added some volatility to the stock market in 1997. However, while the U.S. equity market enjoyed several years without a major correction, we would like to point out that such downturns are a natural part of the investment environment and, when they end, they often result in more attractive valuations for stocks.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,


/s/ A. Keith Brodkin


A. Keith Brodkin
Chairman and President

June 12, 1997

Portfolio Manager's Overview


[GRAPHIC John W. Ballen]


Dear Shareholders:

For the six months ended May 31, 1997, Class A shares of the Fund provided a total return of 4.31%, Class B shares 3.94%, Class C shares 3.96%, and Class I shares 5.60%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, com- pare to a 13.18% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, and to an 8.44% return for the Russell 2000 Total Return Index (the Russell 2000), an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks that are traded on the New York Stock Exchange, the American Stock Exchange, and NASDAQ.

The Fund's performance relative to the Russell 2000 and the S&P 500 in the first months of 1997 has been hampered by the underperformance of small, rapidly growing companies, the continuation of a trend that began in the summer of 1996. The underperformance of the Russell 2000 has been the largest one-year underperformance of that index relative to the S&P 500 since the Russell 2000 began. Not only have smaller stocks underperformed, but so have mid-capitalization stocks. Because of this underperformance, we believe the smaller companies are currently very attractively valued, although we are unsure what catalyst will re-ignite interest in this sector, or when. However, we remain confident that earnings growth will eventually be recognized.

One action that we have taken is to increase the Fund's average company size as measured by market capitalization, a move which has helped performance. Despite this increase in size, we have not altered the Fund's growth characteristics. Last year we projected the average earnings growth of the companies in the Fund to be 25%; currently, the average growth is actually slightly in excess of that level. While a short-term abandoning of our focus might be appealing, we believe that our focus on smaller, rapidly growing companies should produce strong returns for investors.

More important than sector selection this year has been stock selection. Technology companies have benefited the Fund this year, including companies in the software industry such as Compuware, Altera, BMC Software, and Microwarehouse, all of which have been strong performers. Meanwhile, Cadence Design Systems and Synopsys, both market leaders in the software industry, have been laggards.

Most health maintenance organizations (HMOs) have performed well this year, with Healthsource selling to CIGNA for a very large premium. Similarly, United Healthcare has been an excellent performer.

A major disappointment so far this year has been HFS, the Fund's largest position. HFS, as well as owning Avis and several other brands, is the nation's largest hotel and real estate franchiser and has far exceeded analysts' earnings estimates in each quarter for the past year, enhancing its future prospects. However, Wall Street has chosen to ignore the company, and its valuation has suffered. We believe this to be a temporary phenomenon and maintain the stock as the Fund's largest investment. Investors should remember that the management team at HFS has been responsible for a 14-fold increase in its stock price over the past five years, a period during which the Fund has been a continuous, major shareholder. While we are discouraged by the company's recent stock price performance, cash flow and earnings for this year are substantially in excess of what we would have expected a year ago, and we see strong gains ahead.

In the U.S. economy as a whole, there are several sectors in which we see very strong growth. The software industry is expected to grow its earnings in excess of 30% in 1997 and in excess of 25% in 1998 -- the fastest growth of any industry. Similarly, above-average growth is expected for the health care and consumer industries. These three sectors make up the largest weightings in the Fund, and we expect them to grow their earnings in excess of 20% in 1997, a healthy pace when compared to the 12% to 13% anticipated earnings growth for corporate America as a whole.

One sector which did not perform well in 1996 but has rebounded nicely in 1997 is health care, a resurgence which was reflected in the strong performance of our large positions in HMOs such as United Healthcare, Pacificare, Oxford Health, and Healthsource. After profit margins compressed in 1996, premiums have been rising in excess of costs so far this year, a trend we expect to continue.

The stock market and the Fund's investments rose this year, helped by above-average growth in corporate earnings and despite a rise in interest rates. We have been surprised by the very strong performance of the S&P 500 and by how poorly smaller-company stocks have performed. However, we believe 1997 will end with smaller companies substantially outperforming larger companies. We are living through an unprecedented time of productivity gains for corporate America, and the smaller companies are the ones providing the technology and resources to drive this productivity to the bottom line. We believe the stock market will eventually reward the earnings growth of these companies.

Respectfully,


/s/ John W. Ballen

John W. Ballen
Portfolio Manager


[shaded box]

Portfolio Manager's Profile

John W. Ballen began his career at MFS as an industry specialist in 1984. A graduate of Harvard College, the University of New South Wales, and the Stanford University Graduate School of Business Administration, he was promoted to Investment Officer in 1986, Vice President - Investments in 1987, Director of Research in 1988, and Senior Vice President in 1990. In 1993, he became Director of Equity Portfolio Management, and in 1995 he became Chief Equity Officer. He has been the Portfolio Manager of MFS(R) Emerging Growth Fund since its inception in 1986.

[shaded box]

Fund Facts

Strategy:                The Fund's investment objective is to provide long-term
                         growth of capital by investing primarily in common stocks of companies that MFS believes are early in their life cycle but which have the potential to become major enterprises.

Commencement of
investment operations:   Class A:  September 13, 1993
                         Class B:  December 29, 1986
                         Class C:  April 1, 1996
                         Class I:  January 2, 1997

Size:                    $7.3 billion net assets as of May 31, 1997


Performance Summary


Because mutual funds like MFS Emerging Growth Fund are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for Class A, Class B, Class C, and Class I shares for the applicable time periods.


Average Annual and Cumulative Total Rates of Return as of May 31, 1997


Class A Investment Results
(net asset value change including reinvested distributions)


                                6 Months     1 Year     5 Years      10 Years
-----------------------------------------------------------------------------
Cumulative Total Return         +4.31%       +5.40%     +171.05%     +341.90%
-----------------------------------------------------------------------------
Average Annual Total Return       --         +5.40%     + 22.07%     + 16.02%
-----------------------------------------------------------------------------
SEC Results                       --         -0.65%     + 20.64%     + 15.34%
-----------------------------------------------------------------------------

Class B Investment Results
(net asset value change including reinvested distributions)


                                6 Months     1 Year     5 Years      10 Years
-----------------------------------------------------------------------------
Cumulative Total Return         +3.94%       +4.54%     +163.15%     +329.12%
-----------------------------------------------------------------------------
Average Annual Total Return       --         +4.54%     + 21.35%     + 15.68%
-----------------------------------------------------------------------------
SEC Results                       --         +0.54%     + 21.17%     + 15.68%
-----------------------------------------------------------------------------

Class C Investment Results
(net asset value change including reinvested distributions)


                                6 Months     1 Year     5 Years      10 Years
-----------------------------------------------------------------------------
Cumulative Total Return         +3.96%       +4.56%     +163.26%     +329.12%
-----------------------------------------------------------------------------
Average Annual Total Return       --         +4.56%     + 21.36%     + 15.68%
-----------------------------------------------------------------------------
SEC Results                       --         +3.56%     + 21.36%     + 15.68%
-----------------------------------------------------------------------------

Class I Investment Results
(net asset value change including reinvested distributions)


                                6 Months     1 Year     5 Years      10 Years
-----------------------------------------------------------------------------
Cumulative Total Return         +5.60%       +6.21%     +167.40%     +335.85%
-----------------------------------------------------------------------------
Average Annual Total Return       --         +6.21%     + 21.74%     + 15.86%
-----------------------------------------------------------------------------

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class A share SEC results include the maximum 5.75% sales charge. Class B share SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. Class C share purchases are subject to a 1% CDSC if redeemed within 12 months of purchase. Class I shares, which became available on January 2, 1997, have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

Class A and Class C share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class B shares for periods prior to the commencement of offering of Class A and Class C shares. Because operating expenses attributable to Class A shares are lower than those of Class B shares, Class A share performance generally would have been higher than Class B share performance. Operating expenses attributable to Class C shares are not significantly different from those of Class B shares. The Class B share performance included in the Class A share SEC performance has been adjusted to reflect the maximum initial sales charge generally applicable to Class A shares rather than the CDSC generally applicable to Class B shares. The Class C share SEC performance has been adjusted to reflect the lower CDSC generally applicable to Class B shares.

Class I share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class B shares for periods prior to the commencement of offering of Class I shares. Because operating expenses attributable to Class B shares are greater than those of Class I shares, Class I share performance generally would have been higher than Class B share performance. The Class B share performance included in the Class I share per-formance has been adjusted to reflect the fact that Class I shares have no CDSC.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time.

Portfolio Concentration as of May 31, 1997

Top 10 Holdings

HFS, Inc.
Franchiser of hotels and real estate companies

Oracle Systems Corp.
Developer and manufacturer of database software

Computer Associates International, Inc.
Computer software company

Cisco Systems, Inc.
Computer network developer

United Healthcare Corp.
Health maintenance organization

BMC Software, Inc.
Computer software company

Compuware Corp.
Computer software and systems company

Cadence Design Systems, Inc.
Computer software and systems company

Microsoft Corp.
Computer software and systems company

Republic Industries, Inc.
Waste disposal company


Largest Sectors

[pie chart]

Technology  39.7%
Health Care  14.6%
Leisure  14.5%
Retail  10.0%
Other Sectors  9.5%
Miscellaneous  11.7%
  (Conglomerates, special products/services)


For a more complete breakdown, refer to the Portfolio of Investments.

Portfolio of Investments (Unaudited) - May 31, 1997

Stocks - 99.2%
-----------------------------------------------------------------------------

Issuer                                                Shares            Value
-----------------------------------------------------------------------------
U.S. Stocks - 94.8%
  Advertising - 0.2%
   Lamar Advertising Co., "A"*                        51,300     $  1,295,325
   Leap Group, Inc.*                                 150,000          468,750
   Outdoor Systems, Inc.*                            350,425       11,607,828
   Universal Outdoor Holdings, Inc.*                 122,000        3,965,000
                                                                 ------------
                                                                 $ 17,336,903
-----------------------------------------------------------------------------
  Aerospace - 0.3%
   Greenwich Air Services, Inc., "B"*                649,900     $ 18,847,100
   Gulfstream Aerospace Corp.*                        40,000        1,175,000
                                                                 ------------
                                                                 $ 20,022,100
-----------------------------------------------------------------------------
  Airlines - 0.1%
   Airnet Systems, Inc.*                             200,000     $  3,375,000
   Atlas Air, Inc.*                                   96,400        2,771,500
                                                                 ------------
                                                                 $  6,146,500
-----------------------------------------------------------------------------
  Apparel and Textiles - 0.3%
   Nike, Inc., "B"                                    35,000     $  1,995,000
   Nine West Group, Inc.*                            417,316       16,066,666
                                                                 ------------
                                                                 $ 18,061,666
-----------------------------------------------------------------------------
  Automotive
   APS Holding Corp., "A"*                           144,000     $  1,440,000
   Dura Automotive Systems, Inc.*                     58,400        1,518,400
   United Auto Group, Inc.*                           21,400          395,900
                                                                 ------------
                                                                 $  3,354,300
-----------------------------------------------------------------------------
  Building
   Dayton Superior Corp.++*                          265,000     $  3,312,500
-----------------------------------------------------------------------------
  Business Machines - 0.9%
   Affiliated Computer Services, Inc.*               980,000     $ 25,970,000
   Sun Microsystems, Inc.*                         1,211,900       39,083,775
                                                                 ------------
                                                                 $ 65,053,775
-----------------------------------------------------------------------------
  Business Services - 7.9%
   AccuStaff, Inc.*                                4,254,500     $102,108,000
   Administaff, Inc.*                                 31,600          628,050
   ADT Ltd.*                                       2,704,300       78,762,738
   American List Corp.                               120,000        3,330,000
   BA Merchants Services, Inc.*                      224,900        3,682,737
   BISYS Group, Inc.*                                390,623       14,892,502
   Caribiner International, Inc.*                     28,200        1,825,950
   Ceridian Corp.*                                   131,300        4,825,275
   Claremont Technology Group, Inc.*                  53,400        1,221,525
   Computer Sciences Corp.*                          267,400       20,690,075
   Corestaff, Inc.*                                1,189,300       28,245,875
   Cornell Corrections, Inc.*                        104,300        1,251,600
   CUC International, Inc.*                        3,450,112       79,352,576
   Data Processing Corp.*                            229,000        5,038,000
   Dendrite International, Inc.*                     155,400        1,981,350
   Donnelley Enterprise Solution*                     57,400          552,475
   DST Systems, Inc.*                                297,850        9,158,887
   Education Management Corp.*                        20,000          477,500
   Employee Solutions, Inc.*                         813,200        4,320,125

-----------------------------------------------------------------------------

Issuer                                                Shares            Value
-----------------------------------------------------------------------------
U.S Stocks - continued
  Business Services - continued
   F.Y.I., Inc.*                                     333,400     $  7,334,800
   Fine Host Corp.*                                  226,500        6,908,250
   First Data Corp.                                1,024,804       40,992,160
   Fiserv, Inc.*                                     281,143       11,562,006
   Forrester Research, Inc.*                          21,000          614,250
   Franklin Quest Co.                                482,800       11,587,200
   Global Directmail Corp.*                          313,300        7,440,875
   ICT Group, Inc.*                                  300,000        1,387,500
   Ikon Office Solutions, Inc.                     1,541,700       44,709,300
   Intelliquest Information Group*                    53,800        1,049,100
   Interim Services, Inc.*                           565,800       22,066,200
   International Network Services*                    17,800          462,800
   ITT Educational Services, Inc.*                   186,000        4,208,250
   Labor Ready, Inc.*                                 50,000          487,500
   Lason Holdings, Inc.*                              12,500          276,563
   Learning Tree International, Inc.*                 71,550        2,790,450
   May and Speh, Inc.*                                80,000          920,000
   Mecon, Inc.*                                       33,600          105,000
   Medquist, Inc.*                                   112,500        2,896,875
   MoneyGram Payment Systems, Inc.*                  145,000        1,848,750
   National Data Corp.                                70,700        3,101,962
   National Processing, Inc.*                        220,900        1,850,038
   NOVA Corp.*                                        22,700          411,438
   Nu Skin Asia Pacific, Inc.*                        20,000          535,000
   PIA Merchandising Services, Inc.*                  35,500          195,250
   PMT Services, Inc.*                                47,500          760,000
   Precision Response Corp.*                         100,000        2,287,500
   RemedyTemp, Inc.*                                  80,000        1,390,000
   Romac International, Inc.*                         60,100        1,757,925
   Rural/Metro Corp.*                                272,700        8,726,400
   Sabre Group Holding, Inc.*                        124,400        3,467,650
   Service Experts, Inc.*                            182,100        5,144,325
   Sitel Corp.*                                      276,400        4,560,600
   SPS Transaction Services, Inc.*                   558,245       10,746,216
   Strayer Education, Inc.                            20,000          655,000
   Technology Solutions Co.*                          44,000        1,595,000
   Walsh International, Inc.*                         47,500          380,000
   Wesley Jessen Visioncare, Inc.*                   125,000        2,093,750
                                                                 ------------
                                                                 $581,651,123
-----------------------------------------------------------------------------
  Chemicals
   Polymer Group, Inc.*                              185,000     $  2,682,500
-----------------------------------------------------------------------------
  Computer Hardware - Systems - 0.2%
   Radiant Systems, Inc.*                             87,500     $  1,575,000
   Waters Corp.*                                     355,000       11,448,750
                                                                 ------------
                                                                 $ 13,023,750
-----------------------------------------------------------------------------
  Computer Software - Personal Computers - 3.6%
   Autodesk, Inc.*                                 1,379,437     $ 53,625,613
   Clarify, Inc.*                                     25,000          303,125

-----------------------------------------------------------------------------

Issuer                                                Shares            Value
-----------------------------------------------------------------------------
U.S Stocks - continued
  Computer Software - Personal Computers - continued
   Cybermedia, Inc.                                   15,000     $    258,750
   Electronic Arts, Inc.*                            168,200        5,382,400
   HNC Software, Inc.*                                15,600          514,800
   Imnet Systems, Inc.*                               30,000          750,000
   Insight Enterprises, Inc.*                        210,000        5,985,000
   InterSolv, Inc.*                                  135,500        1,338,063
   Keane, Inc.*                                      180,000       10,147,500
   McAfee Associates, Inc.*                           26,271        1,728,960
   Microsoft Corp.*                                1,380,200      171,144,800
   Quality Systems*                                   90,000          697,500
   Spectrum Holobyte, Inc.*                           65,600          418,200
   Transaction System Architects, Inc.*              222,800        9,357,600
                                                                 ------------
                                                                 $261,652,311
-----------------------------------------------------------------------------
  Computer Software - Services - 0.1%
   Ingram Micro, Inc.*                               162,900     $  3,889,238
   XLConnect Solutions, Inc.*                         10,200           68,850
                                                                 ------------
                                                                 $  3,958,088
-----------------------------------------------------------------------------
  Computer Software - Systems - 22.4%
   Adobe Systems, Inc.                               788,100     $ 35,168,962
   Applix, Inc.*                                      48,000          216,000
   Aspen Technology, Inc.*                           150,000        5,737,500
   Astea International, Inc.*                         22,000           71,500
   Aurum Softwave, Inc.*                              19,000          363,375
   BDM International, Inc.*                           86,800        2,256,800
   BMC Software, Inc.*                             4,325,530      234,119,311
   Cadence Design Systems, Inc.++*                 5,179,535      172,219,539
   Carnegie Group, Inc.*                             150,000          843,750
   CCC Information Services Group                    275,000        4,743,750
   Compaq Computer Corp.*                             10,000        1,082,500
   Computer Associates International, Inc.         7,465,800      408,752,550
   Compuware Corp.*                                3,947,448      183,062,901
   Cotelligent Group, Inc.*                          303,100        3,712,975
   CSG Systems International, Inc.*                   15,000          356,250
   Desktop Data, Inc.*                                15,400          123,200
   Edify Corp.*                                       59,900          748,750
   Factset Research Systems, Inc.*                    37,000          721,500
   Helisys, Inc.*                                     50,000           75,000
   HMT Technology Corp.*                              70,000          936,250
   HPR, Inc.*                                         29,000          471,250
   IA Corp. I*                                         5,000           16,563
   Information Management Resources, Inc.*           106,800        3,751,350
   Intelidata Technologies Corp.*                    171,200          877,400
   Isocor*                                            53,000          159,000
   Larscom, Inc.*                                    150,000        1,818,750
   Learning Co., Inc.*                               390,000        2,778,750
   LHS Group, Inc.*                                   65,300        2,171,225
   Mastech Corp.*                                     15,000          270,000
   Metatec Corp.*                                     45,000          140,625
   Metro Information Services, Inc.                   10,600          194,775

-----------------------------------------------------------------------------


Issuer                                           Shares              Value
-----------------------------------------------------------------------------
U.S Stocks - continued
  Computer Software - Systems - continued
   Metromail Corp.*                                50,000     $    1,100,000
   Oak Technology*                                400,000          3,750,000
   Objective Systems Integrators, Inc.*            38,500            418,688
   Oracle Systems Corp.*                        8,923,300        416,048,862
   Programmers Paradise, Inc.*                     80,000            640,000
   Radisys Corp.*                                  55,000          2,021,250
   Remedy Corp.*                                   41,400          1,671,525
   Renaissance Solutions, Inc.*                    67,200          2,486,400
   Rogue Wave Software, Inc.*                      24,400            338,550
   Simulation Sciences, Inc.*                      93,200          1,374,700
   Sybase, Inc.*                                2,755,689         43,918,793
   Synopsys, Inc.*                              1,692,894         63,271,913
   System Software Associates, Inc.++*          2,429,350         22,471,487
   Techforce Corp.*                                50,000            381,250
   Ultradata Corp.*                                40,000            121,250
   USCS International, Inc.*                      317,300          7,258,238
   Veritas Software Co.*                            8,753            435,462
   Versatility, Inc.*                              37,000            462,500
   Whittman-Hart, Inc.*                           200,000          5,200,000
   Xionics Document Technologies*                 114,500          1,588,688
                                                              ---------------
                                                              $1,642,921,607
-----------------------------------------------------------------------------
  Construction Services - 0.1%
   American Residential Services, Inc.*            78,000     $    1,618,500
   Barnett, Inc.*                                 100,000          2,225,000
   Shaw Group, Inc.*                              149,400          2,595,825
                                                              ---------------
                                                              $    6,439,325
-----------------------------------------------------------------------------
  Consumer Goods and Services - 0.7%
   Blyth Industries, Inc.*                        105,400     $    4,690,300
   Carson, Inc.*                                  132,100          1,304,487
   Childtime Learning Centers, Inc.*               40,000            390,000
   DBT Online, Inc.*                               60,000          2,715,000
   Hertz Corp., "A"*                               69,200          2,370,100
   Keystone International, Inc.                   849,000         27,698,625
   Meta Group, Inc.*                               12,500            284,375
   Silgan Holdings, Inc.*                          85,200          2,556,000
   Swisher International Group, Inc., "A"*        230,000          4,197,500
   Ticketmaster Group, Inc.*                      115,000          1,667,500
   Tyco International Ltd.                         15,000            952,500
   U.S. Rentals, Inc.*                            145,000          3,443,750
                                                              ---------------
                                                              $   52,270,137
-----------------------------------------------------------------------------
  Electrical Equipment - 0.3%
   AFC Cable Systems, Inc.*                        65,000     $    1,779,375
   AVX Corp.                                       70,000          1,907,500
   Comdial Corp.*                                  40,000            265,000
   CP Clare Corp.*                                180,000          2,497,500
   JPM Co.*                                       145,000          4,495,000
   Micrel, Inc.*                                   29,800          1,579,400
   Westinghouse Electric Corp.                    513,721         10,402,850
                                                              ---------------
                                                              $   22,926,625
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

Issuer                                                Shares            Value
-----------------------------------------------------------------------------
U.S Stocks - continued
  Electronics - 5.1%
   Actel Corp.*                                       40,000     $    840,000
   Altera Corp.*                                   2,601,200      137,863,600
   Analog Devices, Inc.*                             980,000       26,215,000
   Atmel Corp.*                                      861,000       24,753,750
   Blonder Tongue Laboratories, Inc.*                 52,500          420,000
   Burr Brown*                                       597,450       18,744,994
   Intel Corp.*                                      260,000       28,795,000
   Lattice Semiconductor Corp.*                       25,000        1,450,000
   Linear Technology Corp.                           376,900       18,892,112
   LSI Logic Corp.*                                  810,700       33,846,725
   Maxim Integrated Products, Inc.*                  135,900        7,304,625
   Micro Linear Corp.*                               198,000        3,960,000
   Novellus Systems, Inc.*                           118,735        9,721,428
   Speedfam International, Inc.*                      30,000        1,093,125
   Triumph Group, Inc.*                               23,000          589,375
   Ultrak, Inc.*                                      18,000          229,500
   Ultratech Stepper, Inc.*                           80,800        1,646,300
   Xilinx, Inc.*                                   1,124,782       60,316,435
                                                                -------------
                                                                 $376,681,969
-----------------------------------------------------------------------------
  Entertainment - 2.7%
   American Radio Systems Corp., "A"*                397,800     $ 14,818,050
   Chartwell Leisure, Inc.*                          319,800        3,757,650
   Clear Channel Communications, Inc.*                10,000          528,750
   Cox Radio, Inc.*                                  258,800        5,790,650
   Grand Casinos, Inc.*                              700,000        9,012,500
   Harrah's Entertainment, Inc.*                   1,689,102       31,459,525
   Jacor Communications, Inc., "A"*                  542,200       18,705,900
   LIN Television Corp.*                             699,200       30,327,800
   Macromedia, Inc.*                                  76,000          764,750
   Metro Networks Inc.*                               35,000          888,125
   Midway Games, Inc.*                                30,000          603,750
   Premier Parks, Inc.*                              120,000        3,637,500
   Showboat, Inc.                                     33,100          653,725
   Sinclair Broadcast Group, Inc.,"A"*                38,900          962,775
   Time Warner, Inc.                               1,500,000       69,750,000
   Univision Communications, Inc., "A"*               35,700        1,285,200
   Vistana, Inc.*                                    324,000        3,847,500
   West Coast Entertainment Corp.*                   605,000        3,025,000
                                                                -------------
                                                                 $199,819,150
-----------------------------------------------------------------------------
  Financial Institutions - 0.9%
   Advanta Corp., "B"                                 13,000     $    360,750
   AmeriTrade Holding Corp.*                          26,900          376,600
   ContiFinancial Corp.*                              35,800        1,208,250
   Credit Acceptance Corp.*                          154,300        2,179,488
   Emergent Group, Inc.*                             140,000        1,557,500
   Firstplus Financial Group, Inc.*                  370,000        9,435,000
   Franklin Resources, Inc.                          543,750       35,207,812
   Harrington Financial Group, Inc.*                  20,000          235,000

-----------------------------------------------------------------------------

Issuer                                                 Shares          Value
-----------------------------------------------------------------------------
U.S Stocks - continued
  Financial Institutions - continued
   Healthcare Financial Partners, Inc.*                40,000     $   665,000
   IMC Mortgage Co.*                                  120,000       1,725,000
   National Auto Credit, Inc.*                        796,900       7,769,775
   Schwab (Charles) Corp.                              25,000       1,015,625
   Southern Pacific Funding Corp.*                     87,000       1,218,000
                                                                 ------------
                                                                  $62,953,800
-----------------------------------------------------------------------------
  Food and Beverage Products - 0.1%
   Rocky Mountain Chocolate Factory*                   67,100     $   301,950
   Suiza Foods Corp.*                                 248,700       7,429,913
                                                                 ------------
                                                                  $ 7,731,863
-----------------------------------------------------------------------------
  Forest and Paper Products - 0.1%
   Unisource Worldwide, Inc.                          297,650     $ 5,171,669
-----------------------------------------------------------------------------
  Insurance - 0.4%
   Amerin Corp.*                                      100,000     $ 2,350,000
   CapMAC Holdings, Inc.                               30,000         840,000
   CIGNA Corp.                                         15,000       2,606,250
   Compdent Corp.*                                    298,400       5,408,500
   Conseco, Inc.                                      200,000       8,000,000
   FPA Medical Management, Inc.*                      379,075       7,581,500
   Hartford Life, Inc.*                                70,500       2,361,750
   Nationwide Financial Services, Inc., "A"*          111,700       3,141,562
                                                                 ------------
                                                                  $32,289,562
-----------------------------------------------------------------------------
  Machinery - 0.1%
   ITEQ, Inc.*                                        250,000     $ 1,968,750
   Prime Service, Inc.*                               107,600       2,636,200
                                                                  -----------
                                                                  $ 4,604,950
-----------------------------------------------------------------------------
  Medical and Health Products - 0.7%
   Arterial Vascular Engineering, Inc.*                24,800     $   517,700
   Boston Scientific Corp.*                           405,000      21,616,875
   Coast Dental Services, Inc.*                        30,000         472,500
   Guidant Corp.                                      215,000      16,689,375
   Matria Healthcare, Inc.*                           578,500       2,530,937
   Orthofix International N.V.*                       473,749       4,441,397
   Transition Systems, Inc.*                           51,900         726,600
   Uromed Corp.*                                       48,765         231,634
   Xomed Surgical Products, Inc.*                      50,000         806,250
   Zoll Medical Corp.*                                107,500         954,063
                                                                 ------------
                                                                  $48,987,331
-----------------------------------------------------------------------------
  Medical and Health Technology and Services - 13.8%
   Access Health, Inc.*                                37,500     $   825,000
   American Homepatient, Inc.*                        420,750       8,204,625
   American Medserve Corp.*                            47,600         690,200
   American Oncology Resources, Inc.*                 100,000       1,412,500
   Applied Analytical Industries, Inc.*                10,000         182,500
   BioSource International, Inc.*                     144,400       1,083,000
   Cardinal Health, Inc.                              329,490      19,192,792
   Carematrix Corp.*                                  450,000       8,550,000
   ClinTrials Research, Inc.*                          45,000         444,375

-----------------------------------------------------------------------------

Issuer                                                Shares            Value
-----------------------------------------------------------------------------
U.S Stocks - continued
  Medical and Health Technology and Services - continued
   Cohr, Inc.*                                        56,800     $    915,900
   Columbia/HCA Healthcare Corp.                     708,184       25,937,239
   Community Care America, Inc.*                     100,000          343,750
   Coventry Corp.*                                    70,000        1,019,375
   Equimed, Inc.*                                    200,000          656,250
   Foundation Health Systems, Inc.*                1,313,609       39,244,069
   Genesis Health Ventures, Inc.*                    181,150        5,955,306
   HBO & Co.                                          39,600        2,539,350
   HCIA, Inc.*                                       565,000       13,983,750
   Health Management Associates, Inc., "A"*          208,500        6,098,625
   HealthSource, Inc.++*                           5,020,210      107,934,515
   HealthSouth Corp.*                              2,103,716       48,122,503
   Horizon CMS Healthcare Corp.*                     659,100       12,028,575
   ICU Medical, Inc.*                                 50,000          443,750
   IDX Systems Corp.*                                 21,300          686,925
   Integrated Health Services, Inc.*               1,180,000       42,480,000
   Integrated Living Communities, Inc.*              250,000        2,781,250
   Iridex Corp.*                                      14,000           85,750
   Kapson Senior Quarters Corp.*                     230,000        2,558,750
   Lincare Holdings, Inc.*                           196,900        7,679,100
   Living Centers of America*                         35,000        1,334,375
   Manor Care, Inc.                                   50,000        1,431,250
   Mariner Health Group, Inc.*                     1,048,900       12,586,800
   Medpartners, Inc.*                                 35,765          679,535
   Medtronic Inc.                                     50,000        3,700,000
   Mid Atlantic Medical Services, Inc.*            2,249,888       28,967,308
   Multicare Cos., Inc.*                             121,350        3,018,581
   National Surgery Centers, Inc.*                    28,200        1,085,700
   NCS Healthcare, Inc.*                              36,200        1,013,600
   Occusystems, Inc.*                                 13,100          343,875
   Option Care, Inc.*                                115,000          704,375
   Orthodontic Centers America, Inc.++*            2,190,000       36,682,500
   Oxford Health Plans, Inc.*                        718,000       50,619,000
   Pacificare Health Systems, Inc., "A"*             364,900       27,367,500
   Pacificare Health Systems, Inc., "B"*             672,546       53,299,270
   Parexel International Corp.*                       39,000        1,282,125
   Pediatrix Medical Group*                           37,400        1,486,650
   Pharmaceutical Product Development, Inc.*          16,200          309,825
   Phymatrix Corp.*                                   98,200        1,387,075
   Physician Reliance Network, Inc.*                 510,000        4,494,375
   Physician Sales and Service, Inc.*                 42,000          609,000
   Physician Support Systems, Inc.*                   38,100          385,763
   Physicians Resource Group, Inc.*                  300,000        3,525,000
   Physio-Control International Corp.*               147,500        1,880,625
   Premier Research Worldwide Ltd.*                   16,500          165,000
   Quorum Health Group, Inc.*                         50,000        1,768,750
   Renal Care Group, Inc.*                            29,100        1,083,975
   Renal Treatment Centers*                          855,302       24,589,933

-----------------------------------------------------------------------------

Issuer                                                Shares            Value
-----------------------------------------------------------------------------
U.S Stocks - continued
  Medical and Health Technology and Services - continued
   Schein (Henry), Inc.*                              26,850   $      896,119
   St. Jude Medical, Inc.*                           961,550       32,572,506
   Summit Medical Systems, Inc.*                      13,000           34,938
   Total Renal Care Holdings, Inc.*                  200,000        7,200,000
   Trigon Healthcare, Inc.*                          136,500        2,661,750
   United Dental Care, Inc.*                          20,000          340,000
   United Healthcare Corp.                         5,546,454      313,374,651
   United Payors and United Providers, Inc.*         170,000        2,252,500
   Vivra, Inc.*                                      175,000        6,190,625
   WellCare Management Group, Inc.*                   77,700          367,861
   Wellpoint Health Networks, Inc.*                  386,500       18,455,375
                                                               --------------
                                                               $1,012,227,814
-----------------------------------------------------------------------------
  Pollution Control - 2.6%
   Allied Waste Industries, Inc.*                    208,000   $    3,068,000
   Laidlaw, Inc.                                     480,000        6,480,000
   Philip Services Corp.*                            183,300        2,680,763
   Republic Industries, Inc.+*[dbldag]             6,505,000      156,526,562
   USA Waste Services, Inc.*                         519,300       18,824,625
                                                               --------------
                                                               $  187,579,950
-----------------------------------------------------------------------------
  Printing and Publishing - 0.2%
   Applied Graphics Technologies*                     41,200   $    1,359,600
   Journal Register Company*                          90,000        1,361,250
   Mail Well Holdings, Inc.*                         385,000       12,416,250
                                                               --------------
                                                               $   15,137,100
-----------------------------------------------------------------------------
  Railroads - 0.2%
   Wisconsin Central Transportation Corp.*           358,600   $   12,954,425
-----------------------------------------------------------------------------
  Real Estate - 0.1%
   CB Commercial Real Estate Services Group, Inc.*    20,000   $      442,500
   NHP, Inc.*                                        444,700        9,783,400
                                                               --------------
                                                               $   10,225,900
-----------------------------------------------------------------------------
  Restaurants and Lodging - 10.9%
   Amerihost Properties, Inc.++*                     522,000   $    3,784,500
   Apple South, Inc.                                 412,150        6,233,769
   Applebee's International, Inc.++*               3,131,500       77,896,062
   Back Bay Restaurant Group, Inc.*                   87,000          358,875
   Bertucci's, Inc.*                                 200,000        1,200,000
   Brinker International, Inc.*                      390,000        5,411,250
   Bristol Hotel Co.*                                 40,000        1,470,000
   Buffets, Inc.++*                                2,953,050       26,208,319
   Candlewood Hotel Company, Inc.*                   245,000        2,097,812
   Capstar Hotel Co.*                                614,800       18,444,000
   Choice Hotels Holdings, Inc.*                      78,600        1,237,950
   Doubletree Corp.*                                 359,600       16,092,100
   Extended Stay America##[dbldag]*                1,000,000       13,875,000
   Extended Stay America, Inc.*                      302,704        4,200,018
   Four Seasons Hotels, Inc.                         150,000        3,900,000

-----------------------------------------------------------------------------

Issuer                                                Shares            Value
-----------------------------------------------------------------------------
U.S Stocks - continued
  Restaurants and Lodging - continued
   Hammons (John Q) Hotels, Inc.++*                  549,300     $  4,943,700
   HFS, Inc.++*                                    8,096,890      436,219,949
   IHOP, Inc.++*                                     545,800       15,282,400
   Interstate Hotels Co.*                            240,000        6,300,000
   Lone Star Steakhouse & Saloon, Inc.*              370,500        8,521,500
   Marriot International, Inc.                       100,000        5,775,000
   MGM Grand, Inc.*                                  369,900       14,009,962
   Mortons Restaurant Group, Inc.++*                 540,000        8,977,500
   Outback Steakhouse, Inc.*                         120,000        2,790,000
   Papa John's International, Inc.*                  132,300        4,217,062
   PJ America, Inc.*                                  14,100          239,700
   Promus Hotel Corp.*                             1,602,501       57,890,349
   Rainforest Cafe, Inc.*                            115,000        2,817,500
   Roadhouse Grill, Inc.*                            140,000          770,000
   Schlotzskys, Inc.*                                 33,700          459,163
   ShoLodge, Inc.++*                                 375,600        4,976,700
   Showbiz Pizza Time, Inc.++*                     1,017,000       22,882,500
   Signature Resorts, Inc.*                           90,000        2,643,750
   Sonic Corp.*                                      464,450        8,127,875
   Sun International Hotels Ltd.*                    121,800        4,613,175
   Taco Cabana, Inc.++*                              962,395        4,811,975
   U.S. Franchise Systems, Inc., "A"*                 37,600          338,400
   Wyndham Hotel Corp.*                               40,550        1,120,194
                                                                 ------------
                                                                 $801,138,009
-----------------------------------------------------------------------------
  Special Products and Services - 0.5%
   Carriage Services, Inc.*                           92,000     $  1,644,500
   Central Parking Corp.                              66,600        2,081,250
   Childrens Discovery Centers America*              220,000        1,622,500
   Columbus McKinnon Corp.*                          155,000        2,790,000
   Equity Corp. International*                       415,550        9,973,200
   Gargoyles Inc.*                                    30,000          270,000
   Staffmark, Inc.*                                  120,000        2,250,000
   Stewart Enterprises, Inc.*                        401,100       13,537,125
   Wackenhut Corp.                                   200,000        3,025,000
   Wilmar Industries, Inc.*                           66,600        1,465,200
                                                                 ------------
                                                                 $ 38,658,775
-----------------------------------------------------------------------------
  Steel - 0.1%
   Citation Corp.*                                   612,500     $  9,110,938
-----------------------------------------------------------------------------
  Stores - 8.9%
   Alrenco, Inc.*                                    230,000     $  2,788,750
   American Pad and Paper Co.*                       840,000       15,540,000
   Bed Bath & Beyond, Inc.                           138,000        3,915,750
   Boise Cascade Office Products Corp.*              341,400        6,657,300
   Borders Group, Inc.*                              400,000        8,700,000
   BT Office Products International, Inc.*           771,800        6,077,925
   CompUSA, Inc.*                                    440,000       10,230,000
   Consolidated Stores Corp.*                        872,500       33,373,125
   Corporate Express, Inc.*                        3,025,000       41,593,750

-----------------------------------------------------------------------------

Issuer                                                Shares            Value
-----------------------------------------------------------------------------
U.S Stocks - continued
  Stores - continued
   Creative Computers, Inc.*                          60,000     $    341,250
   Duty Free International, Inc.                     677,800       10,590,625
   Friedmans, Inc.*                                  125,000        2,335,938
   General Nutrition Cos., Inc.*                   1,457,088       33,877,296
   Globe Business Resources, Inc.*                    30,000          307,500
   Guitar Center, Inc.                                50,400          963,900
   Gymboree Corp.*                                   673,050       16,826,250
   Hollywood Entertainment Corp.++*                3,166,443       63,724,665
   Home Depot, Inc.                                  205,000       12,915,000
   Linens 'n Things, Inc.                             76,800        1,987,200
   Mail Boxes Etc.*                                   78,700        1,810,100
   Micro Warehouse, Inc.++*                        2,878,500       49,654,125
   Mothers Work, Inc.++*                             211,500        1,692,000
   Movie Gallery, Inc.*                              378,100        2,599,437
   MSC Industrial Direct, Inc.*                      150,800        5,372,250
   Office Depot, Inc.*                             6,762,200      116,647,950
   OfficeMax, Inc.*                                  893,000       12,390,375
   PETsMART, Inc.*                                   182,674        2,237,757
   Rental Service Corp.*                             122,800        2,670,900
   Renters Choice, Inc.*                             321,000        6,179,250
   Rite Aid Corp.                                  1,077,300       50,094,450
   Shoe Carnival, Inc.*                              487,000        3,835,125
   Sports Club, Inc.*                                196,000          980,000
   Staples, Inc.*                                  1,816,000       39,952,000
   Sunglass Hut International, Inc.*                 500,000        3,390,625
   U.S. Office Products Co.++*                     3,305,000       81,798,750
   Viking Office Products, Inc.*                      10,000          188,750
                                                                 ------------
                                                                 $654,240,068
-----------------------------------------------------------------------------
  Telecommunications - 9.7%
   ACC Corp.*                                         90,000     $  2,317,500
   APAC Teleservices, Inc.*                          450,000        8,831,250
   Ascend Communications, Inc.*                      784,700       43,747,025
   Aspect Telecommunications Corp.*                  160,400        3,609,000
   Boston Communications Group, Inc.*                165,996        1,618,461
   Cable Design Technologies Corp.*                  586,800       16,137,000
   Cabletron Systems, Inc.*                           92,300        4,061,200
   Cisco Systems, Inc.*                            4,900,950      332,039,362
   Digital Lightwave, Inc.*                           34,100          247,225
   DSP Communications, Inc.*                         240,000        2,670,000
   Equalnet Holding Corp.++*                         400,000          362,500
   Excel Communication, Inc.*                        104,700        2,028,562
   Glenayre Technologies, Inc.*                    1,650,000       24,234,375
   Heritage Media Corp.*                             118,800        2,168,100
   International Telecommunication Data
    Systems, Inc.*                                    30,100          504,175
   LCC International, Inc.*                           33,400          425,850
   Lightbridge, Inc.*                                 39,300          338,963
   Lucent Technologies, Inc.                         100,000        6,362,500
   McLeodUSA, Inc., "A"*                              81,200        1,928,500

-----------------------------------------------------------------------------


Issuer                                                Shares            Value
-----------------------------------------------------------------------------
U.S Stocks - continued
  Telecommunications - continued
   Metro One Telecommunications, Inc.*                34,500   $      267,375
   Omnipoint Corp.*                                   40,400          555,500
   Orckit Communications Ltd.*                        13,000          175,500
   Premisys Communications, Inc.*                     29,800          428,375
   RMH Teleservices, Inc.*                           238,000        1,844,500
   Shiva Corp.*                                       59,400          764,775
   Snyder Communications, Inc.*                       62,600        1,721,500
   Sterling Commerce, Inc.*                           59,826        1,989,215
   Tel-Save Holdings, Inc.++*                      3,624,700       56,182,850
   Tel-Save Holdings, Inc.##++[dbldag]*            2,588,700       41,419,200
   Telespectrum Worldwide, Inc.*                     485,000        7,850,937
   Teletech Holdings, Inc.*                          194,500        4,497,812
   Tellabs, Inc.*                                     90,000        4,522,500
   Transaction Network Services, Inc.*               255,700        3,771,575
   VDI Media*                                        300,000        2,812,500
   West Teleservices Corp.*                           60,950          967,581
   Westell Technologies, Inc.*                        67,800        1,372,950
   WorldCom, Inc.*                                 4,327,582      128,204,617
                                                               --------------
                                                               $  712,980,810
-----------------------------------------------------------------------------
  Transportation - 0.2%
   Budget Group, Inc.*                               302,700   $    8,437,763
   Carey International, Inc.*                         93,900        1,338,075
   Coach USA, Inc.*                                  121,300        3,184,125
   Hub Group, Inc.*                                   10,000          280,000
                                                               --------------
                                                               $   13,239,963
-----------------------------------------------------------------------------
  Utilities - Telephone - 0.3%
   Brooks Fiber Properties, Inc.*                     66,500   $    1,712,375
   LCI International, Inc.*                           60,000        1,455,000
   MCI Communications Corp.                          100,000        3,837,500
   Telco Communications Group, Inc.*                 215,700        5,095,912
   Teleport Communications Group, Inc., "A"*         400,000       12,100,000
                                                               --------------
                                                               $   24,200,787
-----------------------------------------------------------------------------
  Venture Capital - 0.1%
   Copley Partners 1+[dbldag]*                     3,000,000   $      587,340
   Copley Partners 2+[dbldag]*                     3,000,000        1,287,570
   Highland Capital Partners+[dbldag]*             7,500,000        3,205,800
                                                               --------------
                                                               $    5,080,710
-----------------------------------------------------------------------------
Total U.S. Stocks                                              $6,955,828,753
-----------------------------------------------------------------------------
Foreign Stocks - 4.4%
  Australia
   Sydney Harbor Casino Holdings Ltd., Preferred
     (Entertainment)*                                700,000   $    1,139,446
-----------------------------------------------------------------------------
  Canada - 0.9%
   Loewen Group, Inc. (Business Services)          1,115,600   $   36,814,800
   Loewen Group, Inc. (Business Services)##          857,200       28,345,410
                                                               --------------
                                                               $   65,160,210
-----------------------------------------------------------------------------
  France
   Dassault Systems S.A., ADR (Computer
    Software - Systems)*                               40,000  $    2,540,000
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

Issuer                                                                   Shares              Value
--------------------------------------------------------------------------------------------------
Foreign Stocks - continued
  Germany - 1.5%
   Sap AG (Computer Software - Systems)                                 174,300     $   31,150,184
   Sap AG, Preferred (Computer Software - Systems)                      311,625         56,825,198
   Sap Aktiengesellschaft, ADR (Computer Software - Systems)##          312,200         18,810,050
                                                                                    --------------
                                                                                    $  106,785,432
--------------------------------------------------------------------------------------------------
  Ireland - 0.1%
   CBT Group PLC, ADR (Publishing)*                                     124,000     $    6,758,000
--------------------------------------------------------------------------------------------------
  Italy - 0.5%
   Gucci Group NV (Apparel and Textiles)                                577,600     $   40,287,600
--------------------------------------------------------------------------------------------------
  New Zealand
   Sky City Ltd. (Entertainment)                                        204,000     $      927,938
--------------------------------------------------------------------------------------------------
  Turkey
   Turkiye Garanti Bankasi, ADR (Banks and Credit Cos.)##                78,375     $      286,069
--------------------------------------------------------------------------------------------------
  United Kingdom - 1.4%
   Danka Business Systems, ADR (Business Services)                    2,425,300     $   97,315,162
   Dr. Solomon's Group PLC, ADR
     (Computer Software - Personal Computers)*                          125,000          2,531,250
   Insignia Solutions, Inc., PLC, ADR
     (Computer Software - Personal Computers)*                          457,700          1,458,919
   Jarvis Hotels PLC (Resturants and Lodgings)+                          98,300            240,089
   SELECT Software Tools, ADR (Computer Software - Systems)*             31,500            433,125
                                                                                    --------------
                                                                                    $  101,978,545
--------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                $  325,863,240
--------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $5,098,533,890)                                      $7,281,691,993
--------------------------------------------------------------------------------------------------
Convertible Preferred Stocks - 0.1%
--------------------------------------------------------------------------------------------------
  Entertainment
   American Radio Systems Corp., 7s ##                                   91,100     $    4,919,400
--------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 0.1%
   Apple South, Inc, 3.5s*##                                            100,000     $    6,012,500
--------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost, $9,555,000)                    $   10,931,900
--------------------------------------------------------------------------------------------------
Rights
--------------------------------------------------------------------------------------------------
  Turkey
   Turkiye Garanti Bankasi (Identified Cost $0)                          56,624     $      --
--------------------------------------------------------------------------------------------------
Convertible Bonds - 0.3%
--------------------------------------------------------------------------------------------------
                                                               Principal Amount
                                                                  (000 Omitted)
--------------------------------------------------------------------------------------------------
  Construction Services - 0.1%
   American Residential Services, Inc., 7.25s, 2004##                $    4,000     $    4,115,000
--------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services
   Ventritex, Inc., 5.75s, 2001                                      $    1,810     $    2,185,575
--------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 0.1%
   Boston Chicken, Inc., 7.75s, 2004                                 $    6,985     $    6,941,342
   ShoLodge, Inc., 7.5s, 2004                                             2,000          1,747,500
                                                                                    --------------
                                                                                    $    8,688,842
--------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                                               Principal Amount
                                                                  (000 Omitted)              Value
--------------------------------------------------------------------------------------------------
  Telecommunications - 0.1%
   Midcom Communications Inc., 8.25s, 2003##                            $ 4,600     $    3,933,000
--------------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $19,395,000)                              $   18,922,417
--------------------------------------------------------------------------------------------------
Short-Term Obligations - 1.0%
--------------------------------------------------------------------------------------------------
   Federal Home Loan Mortgage Corp., due 06/02/97                       $ 4,170     $    4,169,357
   Federal Home Loan Mortgage Corp., due 06/12/97                         8,765          8,750,486
   Federal Home Loan Mortgage Corp., due 06/24/97                         4,900          4,883,126
   Federal National Mortgage Assn., due 06/26/97                          6,100          6,077,252
   Ford Motor Credit Corp., due 06/02/97                                 47,045         47,037,682
--------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                     $   70,917,903
--------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $5,198,401,793)                                 $7,382,464,213
--------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - (0.6)%                                               (42,560,738)
--------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                 $7,339,903,475
--------------------------------------------------------------------------------------------------

       *Non-income producing security.
      ##SEC Rule 144A restriction.
       +Restricted security.
      ++Affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting shares of the issuer. [dbldag]Security valued by or at the direction of the Trustees.


See notes to financial statements

Financial Statements

Statement of Assets and Liabilities (Unaudited)
-----------------------------------------------------------------------------

May 31, 1997
-----------------------------------------------------------------------------
Assets:
  Investments, at value -
   Unaffiliated issuers (identified cost, $4,452,583,084)                  $6,139,025,977
   Affiliated issuer (identified cost, $745,818,709)                        1,243,438,236
                                                                           --------------
    Total investments, at value (identified cost, $5,198,401,793)          $7,382,464,213
  Cash                                                                             27,978
  Receivable for investments sold                                              26,483,647
  Receivable for Fund shares sold                                              77,940,184
  Receivable for collateral on securities loaned                               83,362,667
  Interest and dividends receivable                                               838,345
  Other assets                                                                     73,973
                                                                           --------------
    Total assets                                                           $7,571,191,007
                                                                           --------------
Liabilities:
  Payable for investments purchased                                        $  119,190,097
  Payable for Fund shares reacquired                                           23,835,721
  Deposits for securities loaned                                               83,362,667
  Payable to affiliates -
   Management fee                                                                 286,982
   Administrative fee                                                               2,060
   Shareholder servicing agent fee                                                 52,021
   Distribution fee                                                             3,346,410
  Accrued expenses and other liabilities                                        1,211,574
                                                                           --------------
    Total liabilities                                                      $  231,287,532
                                                                           --------------
Net assets                                                                 $7,339,903,475
                                                                           ==============
Net assets consist of:
  Paid-in capital                                                          $5,081,577,270
  Unrealized appreciation on investments and translation of assets and
   liabilities in foreign currencies                                        2,184,061,334
  Accumulated undistributed net realized gain on investments and foreign
   currency transactions                                                      121,773,587
  Accumulated net investment loss                                            (47,508,716)
                                                                           --------------
    Total                                                                  $7,339,903,475
                                                                           ==============
Shares of beneficial interest outstanding                                    224,372,712
                                                                             ===========
Class A shares:
  Net asset value per share
   (net assets of $2,960,693,420 [divided by] 89,704,935 shares of              $33.00
   beneficial interest outstanding)                                             ======
   Offering price per share (100/94.25)                                         $35.01
                                                                                ======
Class B shares:
  Net asset value and offering price per share
   (net assets $4,125,341,228 [divided by] 126,848,016 shares of                $32.52
   beneficial interest outstanding)                                             ======
Class C shares:
  Net asset value and offering price per share
   (net assets of $211,740,567 [divided by] 6,544,732 shares of beneficial      $32.35
   interest outstanding)                                                        ======
Class I shares:
  Net asset value, offering price and redemption price per share
   (net assets of $42,128,260 [divided by] 1,275,029 shares of beneficial       $33.04
   interest outstanding)                                                        ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.


See notes to financial statements

Statement of Operations (Unaudited)
-----------------------------------------------------------------------------

Six Months Ended May 31, 1997
-----------------------------------------------------------------------------
Net investment income:
  Income -
   Interest (including income on securities loaned of $1,802,479)             $  4,058,543
   Dividends (including $219,205 received from affiliated issuers)               3,529,982
                                                                              ------------
    Total investment income                                                   $  7,588,525
                                                                              ------------
  Expenses -
   Management fee                                                             $ 23,447,945
   Trustees' compensation                                                           26,596
   Administrative fee                                                               95,810
   Shareholder servicing agent fee                                               3,557,196
   Shareholder servicing agent fee (Class A)                                       222,997
   Shareholder servicing agent fee (Class B)                                       450,561
   Shareholder servicing agent fee (Class C)                                        15,487
   Distribution and service fee (Class A)                                        3,237,874
   Distribution and service fee (Class B)                                       18,666,272
   Distribution and service fee (Class C)                                          795,183
   Custodian fee                                                                   703,139
   Postage                                                                         605,116
   Printing                                                                        176,171
   Legal fees                                                                       45,625
   Auditing fees                                                                    19,749
   Miscellaneous                                                                 3,134,203
                                                                              ------------
    Total expenses                                                            $ 55,199,924
   Fees paid indirectly                                                           (177,881)
                                                                              ------------
   Net expenses                                                               $ 55,022,043
                                                                              ------------
    Net investment loss                                                       $(47,433,518)
                                                                              ============
  Realized and unrealized gain (loss) on investments:
   Realized gain (identified cost basis) -
    Investment transactions (including $2,068,870 net loss from
     transactions in securities of affiliated issuers)                        $127,283,096
    Foreign currency transactions                                                   (7,832)
                                                                              ------------
     Net realized gain on investments and foreign currency transactions       $127,275,264
                                                                              ------------
   Change in unrealized appreciation (depreciation) -
    Investments                                                               $228,446,406
    Translation of assets and liabilities in foreign currencies                       (591)
                                                                              ------------
     Net unrealized gain on investments and foreign currency translation      $228,445,815
                                                                              ------------
      Net realized and unrealized gain on investments and foreign
       currency                                                               $355,721,079
                                                                              ------------
       Increase in net assets from operations                                 $308,287,561
                                                                              ============

See notes to financial statements

Statement of Changes in Net Assets
-----------------------------------------------------------------------------


                                                       Six Months Ended
                                                           May 31, 1997           Year Ended
                                                            (Unaudited)    November 30, 1996
--------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                  $   (47,433,518)    $   (69,790,020)
  Net realized gain on investments and foreign
   currency transactions                                   127,275,264         116,124,161
  Net unrealized gain on investments and
   foreign currency translation                            228,445,815         775,003,905
                                                       ---------------     ---------------
   Increase in net assets from operations              $   308,287,561     $   821,338,046
                                                       ---------------     ---------------
Distributions declared to shareholders -
  From net realized gain on investments and
   foreign currency transactions (Class A)             $   (28,565,649)    $       --
  From net realized gain on investments and
   foreign currency transactions (Class B)                 (21,625,602)            --
  From net realized gain on investments and
   foreign currency transactions (Class C)                  (1,402,958)            --
                                                       ---------------     ---------------
   Total distributions declared to shareholders        $   (51,594,209)    $       --
                                                       ---------------     ---------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                     $ 4,105,470,935     $ 6,317,337,270
  Net asset value of shares issued to shareholders
   in reinvestment of distributions                         44,057,076             --
  Cost of shares reacquired                             (3,367,473,444)     (4,150,039,758)
                                                       ---------------     ---------------
   Increase in net assets from Fund share
    transactions                                       $   782,054,567     $ 2,167,297,512
                                                       ---------------     ---------------
   Total increase in net assets                        $ 1,038,747,919     $ 2,988,635,558
Net assets:
  At beginning of period                                 6,301,155,556       3,312,519,998
                                                       ---------------     ---------------
  At end of period (including accumulated net
   investment loss of $47,508,716 and
   $75,198, respectively)                              $ 7,339,903,475     $ 6,301,155,556
                                                       ===============     ===============

See notes to financial statements

Financial Highlights
--------------------------------------------------------------------------------


                                                                    Six Months
                                                                         Ended
                                                                       May 31,         Year Ended November 30,
                                                                          1997  -----------------------------------
                                                                   (Unaudited)     1996         1995         1994
-------------------------------------------------------------------------------------------------------------------
                                                                      Class A
-------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                                                          $ 32.01        $ 26.79        $18.73      $17.68
                                                                  -------        -------        ------      ------
Income from investment
  operations# -
  Net investment loss                                             $ (0.15)       $ (0.29)       $(0.23)     $(0.20)
  Net realized and unrealized
   gain on investments and
   foreign currency transactions                                     1.51           5.51          8.68        1.78
                                                                  -------        -------        ------      ------
   Total from investment
     operations                                                   $  1.36        $  5.22        $ 8.45      $ 1.58
                                                                  -------        -------        ------      ------
Less distributions declared
  to shareholders -
  From net realized gain on
   investments and foreign
   currency transactions                                          $ (0.37)       $   --         $(0.38)     $(0.53)
 In excess of net realized gain
   on investments                                                      --            --           --  ***      --
 From capital                                                          --            --          (0.01)        --
                                                                  -------        -------        ------      ------
  Total distributions declared
    to shareholders                                               $ (0.37)           --         $(0.39)     $(0.53)
                                                                  -------        -------        ------      ------
Net asset value - end of period                                   $ 33.00        $ 32.01        $26.79      $18.73
                                                                  =======        =======        ======      ======
Total return[dbldag]                                                4.31%++       19.52%        45.98%       9.06%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                                        1.23%+         1.20%         1.28%       1.33%
  Net investment loss                                             (0.99)%+       (1.01)%       (1.04)%     (1.09)%
Portfolio turnover                                                    15%            22%           20%         39%
Average commission rate###                                        $0.0494        $0.0498        $ --        $  --
Net assets at end of period
  (000,000 omitted)                                               $ 2,961        $ 2,524        $1,312      $  470



                                                                  Period ended
                                                                  November 30,
                                                                        1993**
------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                                                             $16.43
                                                                     ------
Income from investment
  operations# -
  Net investment loss                                                $(0.03)
  Net realized and unrealized
   gain on investments and
   foreign currency transactions                                       1.28
                                                                     ------
   Total from investment
     operations                                                      $ 1.25
                                                                     ------
Less distributions declared
  to shareholders -
  From net realized gain on
   investments and foreign
   currency transactions                                             $--
  In excess of net realized gain
    on investments                                                    --
  From capital                                                        --
                                                                     ------
   Total distributions declared
     to shareholders                                                  --
                                                                     ------
Net asset value - end of period                                      $17.68
                                                                     ======
Total return[dbldag]                                                 38.98%+
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                                          1.19%+
  Net investment loss                                               (0.98)%+
Portfolio turnover                                                      58%
Average commission rate###                                           $--
Net assets at end of period
  (000,000 omitted)                                                  $  371

      **For the period from the date of issue of Class A shares, September 13,
        1993, to November 30, 1993.
     ***The per share distribution in excess of net realized gain on investments was $0.0049.
       +Annualized.
      ++Not annualized.
[dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
       #Per share data for the periods subsequent to December 1, 1993, are based on average shares outstanding.
      ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
     ###Average commission rate is calculated for fiscal years beginning on or after September 1, 1995.

See notes to financial statements

--------------------------------------------------------------------------------


                                    Six Months
                                         Ended
                                       May 31,                       Year Ended November 30,
                                          1997      ---------------------------------------------------------
                                    (Unaudited)          1996           1995           1994             1993
-------------------------------------------------------------------------------------------------------------
                                       Class B
-------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                             $   31.48        $  26.56     $   18.57      $   17.64      $   14.93
                                     ----------       ----------   ----------     -----------    -----------
Income from investment
  operations# -
 Net investment loss                 $   (0.27)       $  (0.52)    $   (0.41)     $   (0.35)     $   (0.33)
 Net realized and
   unrealized gain on
   investments and foreign
   currency transactions                  1.49            5.44          8.65           1.78           3.19
                                     ----------       ----------   ----------     -----------    -----------
  Total from investment
    operations                       $    1.22        $   4.92     $    8.24      $    1.43      $    2.86
                                     ----------       ----------   ----------     -----------    -----------
Less distributions declared to
  shareholders -
  From net realized gain on
   investments and foreign
   currency transactions             $   (0.18)       $     --     $   (0.24)     $   (0.50)     $   (0.15)
 In excess of net realized gain
   on investments                           --              --          0.00***          --             --
 From capital                               --              --         (0.01)            --             --
                                     ----------       ----------   ----------     -----------    -----------
  Total distributions declared
    to shareholders                  $   (0.18)             --     $   (0.25)     $   (0.50)     $   (0.15)
                                     ----------       ----------   ----------     -----------    -----------
Net asset value -
  end of period                      $   32.52        $  31.48     $   26.56      $   18.57      $   17.64
                                     =========        ==========   ==========     ===========    ===========
Total return                             3.94%++        18.52%        44.89%          8.21%         19.36%
Ratios (to average net assets)/
 Supplemental data:
 Expenses##                              1.97%+          2.00%         2.08%          2.14%          2.19%
 Net investment loss                   (1.74)%+        (1.80)%       (1.83)%        (1.90)%        (1.61)%
Portfolio turnover                         15%             22%           20%            39%            58%
Average commission rate###           $  0.0494        $ 0.0498     $      --      $      --      $      --
Net assets at end of period
  (000,000 omitted)                  $   4,125        $  3,659     $   2,001      $     769      $     602

***The per share distribution in excess of net realized gain on investments was
   $0.0031.
  +Annualized.
 ++Not annualized.
  #Per share data for the periods subsequent to December 1, 1993, are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for fiscal years beginning on or after September 1, 1995.


See notes to financial statements

--------------------------------------------------------------------------------


                                                  Year Ended November 30,                      Period Ended
                              ---------------------------------------------------------------- November 30,
                                  1992         1991         1990         1989         1988            1987*
-----------------------------------------------------------------------------------------------------------
                                  Class B
-----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -
  beginning of period         $   12.07    $    6.89    $    7.69    $    5.91    $    4.97    $     5.50
                              -----------  -----------  -----------  -----------  -----------  -----------
Income from investment
  operations -
 Net investment loss          $   (0.07)   $   (0.13)   $   (0.14)   $   (0.13)   $   (0.11)   $    (0.06)
 Net realized and
   unrealized gain
   (loss) on
   investments                     3.52         5.31        (0.66)        1.91         1.05         (0.47)
                              -----------  -----------  -----------  -----------  -----------  -----------
  Total from
    investment
     operations               $    3.45    $    5.18    $   (0.80)   $    1.78    $    0.94    $    (0.53)
                              -----------  -----------  -----------  -----------  -----------  -----------
Less distributions
  declared to
  shareholders from net
  realized gain on
  investments                 $   (0.59)   $   --       $    --      $    --      $    --      $     --
                              -----------  -----------  -----------  -----------  -----------  -----------
Net asset value - end
  of period                   $   14.93    $   12.07    $    6.89    $    7.69    $    5.91    $     4.97
                              ==========   ===========  ===========  ===========  ===========  ===========
Total return                     29.25%       75.18%     (10.40)%       30.12%       18.91%      (10.44)%+
Ratios (to average net assets)/
 Supplemental data:
 Expenses                         2.33%        2.50%        2.75%        2.81%        2.30%         2.40%+
 Net investment loss            (2.00)%      (1.98)%      (1.86)%      (1.91)%      (1.65)%       (1.50)%+
Portfolio turnover                  59%         112%          86%          95%          57%           81%
Net assets at end of period
  (000,000 omitted)           $     357    $     145    $      73     $     82     $     61    $       50

*For the period from the commencement of investment operations, December 29, 1986, to
 November 30, 1987.
+Annualized.

See notes to financial statements

--------------------------------------------------------------------------------


                                                         Six Months Ended
                                                            May 31, 1997           Period Ended
                                                             (Unaudited)      November 30, 1996**
--------------------------------------------------------------------------------------------------
                                                                 Class C
--------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                       $   31.48             $   28.37
                                                            ----------            ----------
Income from investment operations# -
  Net investment loss                                       $   (0.27)            $   (0.38)
  Net realized and unrealized gain on investments
   and foreign currency transactions                             1.49                  3.49
                                                            ----------            ----------
   Total from investment operations                         $    1.22             $    3.11
                                                            ----------            ----------
Less distributions declared to shareholders from net
 realized gain on investments                               $   (0.35)            $    --
                                                            ----------            ----------
Net asset value - end of period                             $   32.35             $   31.48
                                                            ==========            ==========
Total return                                                    3.96%++              10.96%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                    1.99%+                1.35%+
  Net investment loss                                         (1.76)%+              (1.25)%+
Portfolio turnover                                                15%                   22%
Average commission rate                                     $  0.0494             $  0.0498
Net assets at end of period (000,000 omitted)               $     212             $     119

 **For the period from the date of issue of Class C shares April 1, 1996, to
   November 30, 1996.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##The Fund's expenses are calculated without reduction for fees paid indirectly.


See notes to financial statements

--------------------------------------------------------------------------------


                                                                                         Class I
Period Ended May 31, 1997****                                                        (Unaudited)
-------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                                 $   29.98
                                                                                      ----------
Income from investment operations# -
 Net investment loss                                                                  $   (0.11)
 Net realized and unrealized gain on investments and foreign currency transactions         3.17
                                                                                      ----------
  Total from investment operations                                                    $    3.06
                                                                                      ----------
Net asset value - end of period                                                       $   33.04
                                                                                      ==========
Total return                                                                             10.21%++
Ratios (to average net assets)/Supplemental data:
 Expenses##                                                                               1.04%+
 Net investment loss                                                                    (0.78)%+
Portfolio turnover                                                                          15%
Average commission rate                                                               $  0.0494
Net assets at end of period (000,000 omitted)                                         $      42

****For the period from the date of issue of Class I shares, January 2, 1997, to May 31, 1997.
   +Annualized.
  ++Not annualized.
   #Per share data are based on average shares outstanding.
  ##The Fund's expenses are calculated without reduction for fees paid indirectly.


See notes to financial statements

Notes to Financial Statements (Unaudited)

(1) Business and Organization
MFS Emerging Growth Fund (the Fund) is a diversified series of MFS Series Trust II (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations -- Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly -- The Fund's custody fee is calculated as a percentage of the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions -- The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statement and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

Multiple Classes of Shares of Beneficial Interest -- The Fund offers Class A, Class B, Class C, and Class I shares. The classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Security Loans -- The Fund may lend its securities to member banks of the Federal Reserve System and to member firms of the New York Stock Exchange or subsidiaries thereof. The loans are collateralized at all times by cash or securities with a market value at least equal to the market value of securities loaned. As with other extensions of credit, the Fund bears the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives a fee for lending its securities, which is included in interest income, and also continues to earn income on the securities loaned. At May 31, 1997, the value of securities loaned was

$83,683,190. These loans are collateralized by U.S. Treasury securities in the amount of $86,362,667.

(3) Transactions with Affiliates
Investment Adviser -- The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.71% of average daily net assets.

Administrator -- Effective March 1, 1997, the Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, compliance, shareholder communications, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $8,771 for the six months ended May 31, 1997.

Distributor -- MFD, a wholly owned subsidiary of MFS, as distributor, received $890,353 for the six months ended May 31, 1997, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $333,361 for the six months ended May 31, 1997. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the six months ended May 31, 1997, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $533,587 and $33 for Class B and Class C shares, respectively, for the six months ended May 31, 1997.

Purchases over $1 million of Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended May 31, 1997, were $72,912, $3,336,104, and $81,384 for Class A, Class B, and Class C shares, respectively.


Shareholder Servicing Agent -- MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22%, and up to 0.15% attributable to Class A, Class B, and Class C shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations aggregated $1,766,060,249 and $980,898,752, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                     $ 5,198,401,793
                                   ===============
Gross unrealized appreciation      $ 2,480,454,086
Gross unrealized depreciation         (296,391,666)
                                   ---------------
Net unrealized appreciation        $ 2,184,062,420
                                   ===============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                           Six Months Ended May 31, 1997         Year Ended November 30, 1996
                        ----------------------------------- --------------------------------------
                                Shares            Amount                Shares               Amount
                        --------------- -------------------   ----------------- --------------------
Shares sold                87,441,021   $  2,698,654,273         125,633,192    $   3,667,675,756
Shares issued to
 shareholders in
 reinvestment of
 distributions                875,897         26,460,709                  --                   --
Transfer to Class I          (888,406)       (26,634,425)                 --                   --
Shares reacquired         (76,556,734)    (2,367,297,073)        (95,760,044)      (2,803,650,694)
                         ------------   ----------------       -------------    -----------------
 Net increase              10,871,778   $    331,183,484          29,873,148    $     864,025,062
                         ============   ================       =============    =================

Class B Shares

                         Six Months Ended May 31, 1997          Year Ended November 30, 1996
                     ------------------------------------- --------------------------------------
                               Shares            Amount                Shares               Amount
                     ----------------- -------------------   ----------------- --------------------
Shares sold              40,394,956    $ 1,231,092,862           86,922,156    $   2,514,573,078
Shares issued to
 shareholders in
 reinvestment of
 distributions              566,757         16,923,503               --                 --
Shares reaquired        (30,345,245)      (919,912,089)         (46,040,180)      (1,324,527,599)
                      -------------    ---------------        -------------    -----------------
Net increase             10,616,468    $   328,104,276           40,881,976    $   1,190,045,479
                      ==============   ================       =============    =================

Class C Shares

                        Six Months Ended May 31, 1997      Year Ended November 30, 1996*
                     ----------------------------------- ---------------------------------
                              Shares           Amount            Shares              Amount
                     ---------------- ------------------   ------------- -------------------
Shares sold              4,424,969    $  134,872,155         4,515,421   $   135,088,436
Shares issued to
 shareholders in
 reinvestment of
 distributions              22,648           672,864             --              --
Shares reaquired        (1,681,924)      (51,073,428)         (736,382)      (21,861,465)
                      ------------    --------------       -----------   ---------------
Net increase             2,765,693    $   84,471,591         3,779,039   $   113,226,971
                      ============    ==============       ===========   ===============

Class I Shares

                            Six Months Ended May 31,
                                      1997**
                          ------------------------------
                                Shares         Amount
                          ------------- ----------------
Shares sold                   471,169   $  14,217,220
Shares issued to
 shareholders in
 reinvestment of
 distributions                  --              --
Transfer from Class A         888,406      26,634,425
Shares reaquired              (84,546)     (2,556,429)
                            ---------   -------------
Net increase                1,275,029   $  38,295,216
                            =========   =============

 *For the period from the commencement of offering of Class C shares, April 1,
  1996, to May 31, 1997.
**For the period from the commencement of offering of Class I shares, January
  2, 1997, to May 31, 1997.

(6) Line of Credit
The Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended May 31, 1997, was $37,324.

(7) Transactions in Securities of Affiliated Issuers
Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the six months ended May 31, 1997, is set forth below.



                                                       Acquisitions                 Dispositions
                                                -------------------------- ------------------------------
                                    Beginning
            Affiliate                 Shares      Shares        Cost          Shares          Cost
----------------------------------- ----------- ----------- -------------- ------------- ----------------
Amerihost Properties, Inc.              522,000          --    $     --             --     $       --
Applebee's International, Inc.        3,126,500      47,000       1,057,810      (42,000)       (1,012,732)
Buffetts, Inc.                        2,953,050          --              --           --                --
Cadence Design Systems, Inc.          4,267,525     921,610      31,335,294       (9,600)         (258,556)
Dayton Superior Corp.                   265,000          --              --           --                --
Equalnet Holding Corp.                  520,400          --              --     (120,400)       (1,572,126)
Hammons (John Q) Hotels, Inc.           549,300          --              --           --                --
HealthSource, Inc.                    5,070,210          --              --      (50,000)       (1,016,294)
HFS, Inc.                             6,441,610   1,655,280      91,746,040           --                --
Hollywood Entertainment Corp.         3,436,500     234,800       4,343,800     (504,857)      (10,281,378)
IHOP, Inc.                              612,200          --              --      (66,400)       (1,651,178)
Micro Warehouse, Inc.                 2,565,200     313,300       4,247,357           --                --
Mortons Restaurant Group, Inc.          553,200          --              --      (13,200)         (202,950)
Mothers Work, Inc.                      211,500          --              --           --                --
Orthodontic Centers America, Inc.     1,990,000     200,000       2,425,000           --                --
ShoLodge, Inc.                          375,600          --              --           --                --
Showbiz Pizza Time, Inc.              1,030,000     100,000       1,650,000     (113,000)       (1,966,125)
System Software Associates, Inc.      2,519,350          --              --      (90,000)       (2,160,621)
Taco Cabana, Inc.                       962,395          --              --           --                --
Tel-Save Holdings, Inc.               1,827,350   4,406,050      42,713,550      (20,000)         (195,212)
U.S. Office Products Co.                453,200   2,851,800      82,658,510           --                --
                                                               -------------                 -------------
                                                               $262,177,361                  $ (20,317,172)
                                                               -------------                 -------------

                                       Ending         Realized         Dividend        Ending
           Affiliate                   Shares        Gain (Loss)       Income          Value
-----------------------------------   -----------   ----------------   ----------   ---------------
Amerihost Properties, Inc.              522,000      $       --        $   --       $    3,784,500
Applebee's International, Inc.        3,131,500            35,458       219,205         77,896,062
Buffetts, Inc.                        2,953,050                --            --         26,208,319
Cadence Design Systems, Inc.          5,179,535            82,264            --        172,219,539
Dayton Superior Corp.                   265,000                --            --          3,312,500
Equalnet Holding Corp.                  400,000        (1,337,016)           --            362,500
Hammons (John Q) Hotels, Inc.           549,300                --            --          4,943,700
HealthSource, Inc.                    5,020,210           (18,171)           --        107,934,515
HFS, Inc.                             8,096,890                --            --        436,219,949
Hollywood Entertainment Corp.         3,166,443            42,155            --         63,724,665
IHOP, Inc.                              545,800           (29,427)           --         15,282,400
Micro Warehouse, Inc.                 2,878,500                --            --         49,654,125
Mortons Restaurant Group, Inc.          540,000            21,808            --          8,977,500
Mothers Work, Inc.                      211,500                --            --          1,692,000
Orthodontic Centers America, Inc.     2,190,000                --            --         36,682,500
ShoLodge, Inc.                          375,600                --            --          4,976,700
Showbiz Pizza Time, Inc.              1,017,000           141,811            --         22,882,500
System Software Associates, Inc.      2,429,350        (1,266,275)           --         22,471,487
Taco Cabana, Inc.                       962,395                --            --          4,811,975
Tel-Save Holdings, Inc.               6,213,400           258,523            --         97,602,050
U.S. Office Products Co.              3,305,000                --            --         81,798,750
                                                     ------------      ---------    ---------------
                                                     $ (2,068,870)     $219,205     $1,243,438,236
                                                     ------------      ---------    ===============

(8) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At May 31, 1997, the Fund owned the following restricted securities (constituting 2.21% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.



                                  Date of           Share
      Description               Acquisition         Amount          Cost            Value
---------------------------   ------------------   -----------   --------------   -------------
Jarvis Hotels PLC             6/21/96                 98,300     $    264,282     $    240,089
Copley Partners 1             12/06/86             3,000,000        1,437,794          587,340
Copley Partners 2             12/02/86-8/09/91     3,000,000        2,451,234        1,287,570
Highland Capital Partners     6/28/88-6/28/93      7,500,000        4,636,048        3,205,800
Republic Industries, Inc.     5/15/96              6,505,000      227,897,500      156,526,562
                                                                                  -------------
                                                                                  $161,847,361
                                                                                  =============

(9) Subsequent Event
On June 2, 1997, the Fund acquired all of the assets and liabilities of the New USA Growth Fund, a series of New USA Mutual Funds, Inc. The acquisition was accomplished by a tax-free exchange of 5,056,383 Class A shares of the Fund (valued at $166,860,649) for 13,631,450 shares of the New USA Growth Fund's net assets on that date ($166,860,649), including $15,293,245 of unrealized appreciation, which were combined with those of the Fund. The aggregate net assets for Class A shares after the acquisition were $2,359,349,019.


















                     ------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS[R] Emerging Growth Fund


Trustees

A. Keith Brodkin* -- Chairman and President


Richard B. Bailey*  -- Private Investor; Former Chairman and Director (until
1991), Massachusetts Financial Services Company; Director, Cambridge Bancorp; Director, Cambridge Trust Company


Marshall N. Cohan -- Private Investor


Lawrence H. Cohn, M.D. -- Chief of Cardiac Surgery, Brigham and Women's Hospital; Professor of Surgery, Harvard Medical School


The Hon. Sir J. David Gibbons, KBE -- Chief Executive Officer, Edmund Gibbons Ltd.; Chairman, Bank of N.T. Butterfield & Son Ltd.


Abby M. O'Neill -- Private Investor; Director, Rockefeller Financial Services, Inc. (investment advisers)


Walter E. Robb, III -- President and Treasurer, Benchmark Advisors, Inc. (corporate financial consultants); President, Benchmark Consulting Group, Inc. (office services); Trustee, Landmark Funds (mutual funds)


Arnold D. Scott * -- Senior Executive Vice President, Director and Secretary, Massachusetts Financial Services Company


Jeffrey L. Shames* -- President and Director, Massachusetts Financial Services Company


J. Dale Sherratt -- President, Insight Resources, Inc. (acquisition planning specialists)


Ward Smith -- Former Chairman (until 1994), NACCO Industries; Director, Sundstrand Corporation

Investment Adviser
Massachusetts Financial
Services Company
500 Boylston Street
Boston, MA 02116-3741

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

Portfolio Manager
John W. Ballen*

Treasurer
W. Thomas London*

Assistant Treasurer
James O. Yost*

Secretary
Stephen E. Cavan*

*Affiliated with the Investment Adviser


Assistant Secretary
James R. Bordewick, Jr.*

Custodian
State Street Bank and
Trust Company

Investor Information
For MFS stock and bond market outlooks, call toll free: 1-800-637-4458 anytime from a touch-tone telephone.

For information on MFS mutual funds, call your financial adviser or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime)

Investor Service
MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

For general information, call toll free
1-800-225-2606 any business day from
8 a.m. to 8 p.m. Eastern time.

For service to speech- or hearing-impared, call toll free: 1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time. (To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.)

For share prices, account balances, and
exchanges, call toll free: 1-800-MFS-TALK
(1-800-637-8255) anytime from a touch-tone telephone.

World Wide Web
www.mfs.com
-----------------------------------------------------------------
[DALBAR TOP-RATED  For the third year in a row, MFS
SERVICE LOGO]      earned a #1 ranking in the DALBAR, Inc.
                   Broker/Dealer Survey, Main Office Operations
Service Quality Category.  The firm achieved a 3.48 overall
score on a scale of 1 to 4 in the 1996 survey.  A total of 110 firms responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 15 categories, including "knowledge of phone service contacts," "accuracy of transaction processing," and "overall ease of doing business with the firm."
------------------------------------------------------------------

                                                         ---------------------
MFS[R] Emerging                                              Bulk Rate
Growth Fund                 [DALBAR TOP-RATED               U.S. Postage
                             SERVICE LOGO]                      Paid
500 Boylston Street                                             MFS
Boston, MA 02116-3741                                     --------------------

[MFS MANAGEMENT LOGO]







[copywrite] 1997 MFS Fund Distributors, Inc., 500 Boylston Street,
Boston, MA 02116-3741                            MEG-3 7/97 900M 07/207/307/807